Exhibit 99.2

INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION

Set forth below are unaudited pro forma statements of consolidated operations of VIA NET.WORKS, Inc. and its subsidiaries for the year ended December 31, 2003 and the six month period ended June 30, 2004 reflecting the sale of VIA NET.WORKS UK Ltd as if the transaction had occurred at January 1, 2003, and a pro forma consolidated balance sheet of VIA NET.WORKS, Inc. and its subsidiaries as of June 30, 2004 reflecting the transaction as if it occurred on that date.

The pro forma financial information presented is not necessarily indicative of the results of operations for the six month period ended June 30, 2004 that might have occurred had the sale of VIA NET.WORKS UK Ltd actually taken place on January 1, 2003 or as of June 30, 2004, or of the future results of operations of VIA NET.WORKS, Inc. The pro forma financial information are based upon the historical consolidated financial statements of VIA NET.WORKS, Inc. included in its Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, both filed with the Commission, and should be read in conjunction with such historical financial statements and the notes thereto. The amounts disclosed for VIA UK Group have been extracted from unaudited management accounts.

VIA NET.WORKS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

As of June 30, 2004

(In thousands of U.S. dollars, except share data)

	VIA as reported	VIA UK Group	Pro Forma Adjustments		Pro Forma Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$42,291	1,400	9,514	(A)	$50,405
Restricted cash	1,409	—			1,409
Trade and other accounts receivable	13,868	5,753			8,115
Other current assets	6,157	1,644			4,513
Deferred tax assets	1,637	—			1,637
Total current assets	65,362	8,797	9,514		66,079
Property and equipment, net	12,455	1,446			11,009
Goodwill	14,154	2,043			12,111
Intangible assets, net	4,420	—			4,420
Other non-current assets	1,224	—			1,224
Deferred tax asset	7,928	—			7,928

Total assets	$105,543	12,286	9,514		$102,771

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,997	2,615			$9,382
VAT and other taxes payable	1,952	618			1,334
Current portion of capital lease obligations and long-term payables	426	—			426
Deferred revenue	18,636	6,214			12,422
Accrued expenses	8,950	1,404			7,546
Deferred tax liability	7,928	—			7,928
Other current liabilities	3,083	172			2,911
Total current liabilities	52,972	11,023			41,949
Capital lease obligations and long-term payables, less current portion	228	—			228
Deferred tax liability	1,142	—			1,142

Total liabilities	54,342	11,023			43,319

Stockholders’ equity:
Common stock	63	246	246		63
Additional paid-in capital	557,909	2,423	2,423		557,909
Treasury stock	(1,521)	—	—		(1,521)
Accumulated deficit	(473,448)	4,001	6,845		(470,604)
Accumulated other comprehensive loss	(31,802)	(5,407)	—		(26,395)

Total stockholders’ equity	51,201	1,263	9,514	(B)	59,452

Total liabilities and stockholders’ equity	$105,543	12,286	9,514		$102,771

VIA NET.WORKS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the six month period ended June 30, 2004

(In thousands of U.S. dollars, except share data)

	VIA as reported	VIA UK Group	Pro Forma Adjustments		Pro Forma Consolidated

Revenue	$36,474	10,707	(500	)(C)	25,267
Operating costs and expenses:
Internet services	17,589	4,393			13,196
Selling, general and administrative	34,589	5,860			28,729
Impairment and restructuring charges	783	—			783
Depreciation and amortization	4,718	773			3,945

Total operating costs and expenses	57,679	11,026			46,653

Operating loss from continuing operations	(21,205)	(319)	(500)		(21,386)

Interest income (expense), net	273	1			272
Other income (expense), net	3,576	3,804	180	(D)	(48)
Foreign currency gains (losses), net	(3,881)	7			(3,888)

Gain (Loss) from continuing operations income taxes	(21,237)	3,493	(320)		(25,050)
Income tax benefit (expense)	(57)	—			(57)

Net gain (loss) from continuing operations	$(21,294)	3,493	(320)		$(25,107)

Net loss from continuing operations per share – basic and diluted	$(0.35)				$(0.41)

Share used in computing basic and diluted loss per share	60,860,462				60,860,462

For the year ended December 31, 2003

(In thousands of U.S. dollars, except share data)

	VIA as reported	VIA UK Group	Pro Forma Adjustments		Pro Forma Consolidated

Revenue	$68,668	24,785	(1,410	)(E)	42,473
Operating costs and expenses:
Internet services	31,414	7,949	(700	)(F)	22,765
Selling, general and administrative	58,304	16,217			42,087
Impairment and restructuring charges	11,724	—			11,724
Depreciation and amortization	8,107	3,680			4,427

Total operating costs and expenses	109,549	27,846	(700)		81,003

Operating loss from continuing operations	(40,881)	(3,061)	(710)		(38,530)

Interest income (expense), net	1,088	2			1,086
Other income (expense), net	(574)	(253)	315	(G)	(6)
Foreign currency gains (losses), net	16,293	(6)			16,299

Loss from continuing operations income taxes	(24,074)	(3,318)	(395)		(21,151)
Income tax benefit (expense)	(165)				(165)

Net loss from continuing operations	$(24,239)	(3,318)	(395)		$(21,316)

Net loss from continuing operations per share – basic and diluted	$(0.39)				$(0.35)

Share used in computing basic and diluted loss per share	61,135,959				61,135,959

NOTES TO PRO FORMA FINANCIAL INFORMATION

Notes to the Pro Forma consolidated Balance Sheet and Pro Forma Consolidated Statements of Operations:

Estimated gain on disposal:

The consideration for the shares amounts to $9,514K in cash received at closing and $3,619K in cash to be received within one year. Since the cash to be received within one year is contingent on certain contractual conditions, we did not consider this amount in the calculation of the gain on the disposal. The result of the contingent consideration will be recognized after the contingencies have been resolved.

The gain on the disposal, amounting to $2,844K has been calculated by deducting the net asset value and the currency translation adjustment (CTA) relating to the VIA UK Group at June 30, 2004 from the cash consideration already received.

Consideration already received:	$9,514K
Elimination net asset value of VIA UK Group	$(1,263K	)
Deduction of CTA	$(5,407K	)
Estimated gain on disposal	$2,844K

The estimated gain on the disposal is subject to the final FIN 45 analysis on valuing the guarantees on the transaction.

The costs of divestment are not included in the calculation of the estimated gain on disposal.

Explanatory notes:

(A) The consideration for the shares amounts to $9,514K in cash received at closing.

(B) Pro forma adjustments include the elimination of the UK equity plus the income statement effect of additional inter-company adjustments.

Stockholders’ equity Pro Forma Consolidated:	$59,452K
Stockholders’ equity before adjustments	$51,201K
Difference:	$8,251K

Explanation of difference:
Estimated gain on disposal	$2,844K
Adjustment of CTA VIA UK Group	$5,407K
Total explained	$8,251K

(C) VIA NET.WORKS, Inc recognized intercompany revenues amounting to $500K relating to transactions with the UK operations which, on a pro forma basis, should not be considered in the Statement of Operations for the 6 month period ended June 30, 2004.

(D) VIA NET.WORKS, Inc incurred intercompany expenses amounting to $180K relating to transactions with the UK operations which, on a pro forma basis, should not be considered in the Statement of Operations for the 6 month period ended June 30, 2004. Please also refer to explanation (A) regarding the result of the transaction.

(E) VIA NET.WORKS, Inc recognized intercompany revenues amounting to $1,410K relating to transactions with the UK operations which, on a pro forma basis, should not be considered in the Statement of Operations for the 12 month period ended December 31, 2003.

(F) VIA NET.WORKS, Inc incurred intercompany expenses amounting to $700K relating to transactions with the UK operations which, on a pro forma basis, should not be considered in the Statement of Operations for the 12 month period ended December 31, 2003.

(G) VIA NET.WORKS, Inc incurred intercompany expenses amounting to $315K relating to transactions with the UK operations which, on a pro forma basis, should not be considered in the Statement of Operations for the 12 month period ended December 31, 2003.